                                  UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (date of earliest event reported):  September 19, 1997
                                                   (September 4, 1997)
                                                 ------------------------------




                                  Borden, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      New Jersey                          I-71                   13-0511250
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission file number)       (IRS Employer
   of incorporation)                                        Identification No.)



    180 East Broad Street, Columbus, Ohio                 43215-3799
-------------------------------------------       ---------------------------
   (Address of principal executive offices)               (zip code)



Registrant's telephone number, including area code:       (614)-225-4000
                                                     ---------------------------

ITEM  2. Disposal of Assets.


         On September 4, 1997, Borden, Inc. ("the Company") completed the previously announced transaction to sell the stock of Borden/Meadow Gold Dairies Holdings, Inc. and its subsidiaries ("Dairy") to Mid-America Dairymen, Inc. for $435 million, subject to certain adjustments (the "Transaction"). Under the terms of the Transaction, Mid-America Dairymen, Inc. acquired the Meadow Gold, Viva, Lite Line and Mountain High brand names, and a license to use the Borden and Elsie the Cow trademarks in the United States on certain dairy products. Proceeds of the Transaction were used by Borden to pay down debt.

ITEM  7. Financial Statements and Exhibits.

     b. Pro forma condensed consolidated and combined financial statements (unaudited).

         The following unaudited pro forma condensed consolidated and combined consolidated financial statements are filed with this report:

                Pro Forma Condensed Consolidated Balance Sheet at June 30, 1997.......  4
                   Pro Forma Condensed Consolidated Statements of Income:
                     Six Months Ending June 30, 1997..................................  6
                     Year Ending December 31, 1996....................................  7
                Pro Forma Condensed Combined Balance Sheet at June 30, 1997...........  8
                Pro Forma Condensed Combined Statements of Income:
                     Six Months Ending June 30, 1997.................................. 10
                     Year Ending December 31, 1996.................................... 11

         The consolidated statements present the Company after the effect of the sales of (i) the Company's former salty snacks business to Wise Holdings, Inc. and its subsidiaries ("Wise") and (ii) the Company's former domestic and international foods business to Borden Foods Holdings Corporation and its subsidiaries ("Foods"). The Company, Wise and Foods are controlled by BW Holdings, LLC ("BWHLLC"). The consolidated financial statements are those of the Company, which is the SEC Registrant. Combined financial statements are included herein to present the Company on a combined historical basis, including the financial position and results of operations of Wise and Foods. The combined financial statements are included because management of the Company continues to control significant financial and managerial decisions with respect to Wise and Foods. The combined financial statements do not reflect push-down accounting and therefore present financial information on a basis consistent with that on which credit was originally extended to the Company.

         The following pro forma condensed consolidated and combined balance sheets as of June 30, 1997 and the pro forma condensed consolidated and combined statements of income for the six month period then ended and the year ended December 31, 1996 give effect to the Transaction. The adjustments related to the condensed consolidated and combined balance sheets assume the transaction was consummated at June 30, 1997, while the adjustments to the pro forma condensed consolidated and combined income statements assume the Transaction was consummated at the beginning of the periods presented.

         The unaudited pro forma consolidated and combined financial statements have been prepared based on assumptions deemed proper by the Company. The unaudited pro forma condensed consolidated and combined financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

         c.      Exhibits


2.1 Stock Purchase and Merger Agreement, dated May 22, 1997 between Borden, Inc. and Mid America Dairymen, Inc. incorporated herein by reference to Exhibit 10 to Form 10-Q dated June 30, 1997.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


BORDEN, INC.


         Date:  September 19, 1997            s/
                                                -------------------------------
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer &
                                              Duly Authorized Signing Officer)

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
June 30, 1997

(In millions)                                                  Pro Forma Adjustments
--------------------------------------------------------------------------------------------------------
                                                                Sale           Other
                                              As Reported   Adjustments(a)   Adjustments     Pro Forma
--------------------------------------------------------------------------------------------------------

Cash and cash equivalents                      $   97.5       $  364.9       $ (364.9)(b)    $   97.5

Net receivables                                   328.2                                         328.2

Finished and in-process goods                     133.6                                         133.6
Raw materials and supplies                         66.2                                          66.2

Deferred income taxes                             134.8          (68.5)                          66.3

Other current assets                               42.1                                          42.1
Net assets of discontinued operations             172.9         (172.9)                             -
                                               --------       --------       --------        --------

Total current assets                              975.3          123.5         (364.9)          733.9

Investments in and advances to affiliates         108.5                                         105.5
Deferred income taxes                             159.7                                         159.7
Other assets                                       70.0                                          70.0
Assets sold under contractual arrangement         676.3                                         676.3
                                               --------       --------       --------        --------

Total investments and other assets              1,014.5              -              -         1,014.5

Land                                               27,6                                          27.6
Buildings                                         146.3                                         146.3
Machinery and equipment                           742.4                                         742.4
                                               --------       --------       --------        --------
                                                  916.3              -              -           916.3
Less: Accumulated depreciation                   (440.8)                                       (440.8)
                                               --------       --------       --------        --------
Total property and equipment                      475.5              -              -           475.5

Intangibles                                        61.5                                          61.5
                                               --------       --------       --------        --------

Total assets                                   $2,526.8       $  123.5       $ (364.9)       $2,285.4
                                               ========       ========       ========        ========

--------------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
June 30, 1997

(In millions)                                                       Pro Forma Adjustments
----------------------------------------------------------------------------------------------------------
                                                                     Sale            Other
                                                   As Reported   Adjustments(a)   Adjustments  Pro Forma
----------------------------------------------------------------------------------------------------------

Debt payable within one year                        $  108.6       $      -        $      -     $  108.6
Accounts and drafts payable                            200.1                                       200.1
Income taxes                                           245.2                                       245.2
Other current liabilities                              436.2          (40.0)                       396.2
                                                    --------       --------        --------     --------

Total current liabilities                              990.1          (40.0)                       950.1

Liabilities sold under contractual arrangement         434.7                                       434.7
Long-term debt                                         914.0                         (364.9)(b)    549.1
Non-pension postemployment benefits                    251.0          (14.4)                       236.6
Other long-term liabilities                             93.2           (1.5)                        91.7
                                                    --------       --------        --------     --------

Total noncurrent liabilities                         1,692.9          (15.9)         (364.9)     1,312.1

Preferred stock                                        614.4                                       614.4
Common stock                                             2.0                                         2.0
Paid in capital                                        382.1                                       382.1
Receivable from parent                                (443.6)                                     (443.6)
Accumulated translation adjustment                     (36.2)                                      (36.2)
Minimum pension liability and other                   (109.2)          30.0                        (79.2)
Retained earnings(deficit)                            (565.7)         149.4                       (416.3)
                                                    --------       --------        --------     --------

Total equity                                          (156.2)         179.4               -         23.2
                                                    --------       --------        --------     --------

Total liabilities and equity                        $2,526.8       $  123.5        $ (364.9)    $2,285.4
                                                    ========       ========        ========     ========

----------------------------------------------------------------------------------------------------------
  See notes to pro forma financial statements

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)
FOR THE SIX MONTHS ENDING JUNE 30, 1997

(In millions, except per share data)                            Pro Forma Adjustments
----------------------------------------------------------------------------------------------------------
                                                               Sale             Other
                                              As Reported  Adjustments(a)    Adjustments  Pro Forma
----------------------------------------------------------------------------------------------------------

Net sales                                       $ 946.0       $     -           $    -     $ 946.0
Cost of goods sold                                692.8                                      692.8
                                                -------       -------          -------     -------

Gross profit margin                               253.2             -                -       253.2

Distribution expense                               36.2                                       36.2
Marketing expense                                  75.5                                       75.5
General & administrative expense                   83.7                         10.0(c)       93.7
                                                -------       -------          -------     -------

Operating income                                   57.8                        (10.0)         47.8

Interest expense                                   47.8                        (14.0)(b)      33.8
Affiliated interest income                        (11.4)                                     (11.4)
Other (income)                                    (12.7)                       (0.1)(d)      (12.8)
                                                -------       -------          -------     -------

Income from continuing operations
  before income taxes                              34.1             -              4.1        38.2
Income tax expense                                 15.6                            1.6        17.2
                                                -------       -------          -------     -------

Income from continuing operations               $  18.5       $     -          $   2.5     $  21.0
                                                =======       =======          =======     =======

Share Data:
Per share income from continuing operations     $  0.09                                    $  0.11
Average number of common shares
  outstanding during the period                   199.0                                      199.0

----------------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)
FOR THE PERIOD ENDING DECEMBER 31, 1996

(In millions, except per share data)                            Pro Forma Adjustments
-------------------------------------------------------------------------------------------------------------
                                                                   Sale              Other
                                                As Reported    Adjustments(a)     Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------------------

Net sales                                        $ 3,681.3       $  (910.9)       $       -         $ 2,770.4
Cost of goods sold                                 2,660.3          (696.0)                           1,964.3
                                                 ---------       ---------        ---------         ---------

Gross profit margin                                1,021.0          (214.9)               -             806.1

Distribution expense                                 235.4          (103.9)                             131.5
Marketing expense                                    410.2           (59.3)                             350.9
General & administrative expense                     177.6           (23.8)            10.0(c)          163.8
Gain on divestiture                                  (62.0)                                             (62.0)
                                                 ---------       ---------        ---------         ---------

Operating income                                     259.8           (27.9)           (10.0)            221.9

Interest expense                                     112.8                            (27.4)(b)          85.4
Other expense (income)                                (8.7)            0.4             (0.4)(d)          (8.7)
                                                 ---------       ---------        ---------         ---------
Income from continuing operations
  before income taxes                                155.7           (28.3)            17.8             145.2
Income tax expense                                    80.2           (11.2)             6.9              75.9
                                                 ---------       ---------        ---------         ---------

Income from continuing operations                $    75.5       $   (17.1)       $    10.9         $    69.3
                                                 =========       =========        =========         =========

Share Data:
Per share income from continuing operations      $    0.38                                          $    0.35
Average number of common shares
  outstanding during the period                      199.0                                              199.0

-------------------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC. AND AFFILIATES
PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 1997

(In millions)                                                   Pro Forma Adjustments
-------------------------------------------------------------------------------------------------------------
                                                                Sale           Other
                                             As Reported    Adjustments(a)   Adjustments       Pro Forma
-------------------------------------------------------------------------------------------------------------

Cash and cash equivalents                      $  113.9       $  364.9       $ (364.9)(b)      $  113.9

Net receivables                                   510.2                                           510.2

Finished and in-process goods                     286.2                                           286.2
Raw materials and supplies                        125.4                                           125.4

Deferred income taxes                             165.2          (68.5)                            96.7

Other current assets                               75.5                                            75.5
Net assets of discontinued operations             172.9         (172.9)                               -
                                               --------       --------       --------          --------

Total current assets                            1,449.3          123.5         (364.9)          1,207.9

Investments in and advances to affiliates         108.5                                           108.5
Deferred income taxes                             251.1                                           251.1
Other assets                                       86.3                                            86.3
                                               --------       --------       --------          --------

Total investments and other assets                445.9              -              -             445.9

Land                                               48.7                                            48.7
Buildings                                         317.9                                           317.9
Machinery and equipment                         1,316.8                                         1,316.8
                                               --------       --------       --------          --------
                                                1,683.4              -              -           1,683.4
Less: Accumulated depreciation                   (879.4)                                         (879.4)
                                               --------       --------       --------          --------
Total property and equipment                      804.0              -              -             804.0


Intangibles                                       435.6                                           435.6
                                               --------       --------       --------          --------

Total assets                                   $3,134.8       $  123.5       $ (364.9)         $2,893.4
                                               ========       ========       ========          ========


-------------------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC. AND AFFILIATES
PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)
AS OF JUNE 30, 1997

(In millions)                                              Pro Forma Adjustments
--------------------------------------------------------------------------------------------------
                                                         Sale            Other
                                       As Reported    Adjustments(a)   Adjustments    Pro Forma
--------------------------------------------------------------------------------------------------

Debt payable within one year             $  121.3       $      -        $      -       $  121.3
Accounts and drafts payable                 342.4                                         342.4
Income taxes                                248.9                                         248.9
Other current liabilities                   621.3          (40.0)                         581.3
                                         --------       --------        --------       --------

Total current liabilities                 1,333.9          (40.0)              -        1,293.9

Long-term debt                              927.9                         (364.9)(b)      563.0
Non-pension postemployment                  273.4          (14.4)                         259.0
Other long-term liabilities                 141.0           (1.5)                         139.5
                                         --------       --------        --------       --------

Total noncurrent liabilities              1,342.3          (15.9)         (364.9)         961.5

Preferred stock                             614.4                                         614.4
Common stock                                  2.0                                           2.0
Paid in capital                             685.3                                         685.3
Receivable from parent                     (443.6)                                       (443.6)
Affiliate's interest in subsidiary           87.6                                          87.6
Accumulated translation adjustment         (149.2)                                       (149.2)
Minimum pension liability and other        (109.2)          30.0                          (79.2)
Retained earnings(deficit)                 (228.7)         149.4                          (79.3)
                                         --------       --------        --------       --------

Total equity                                458.6          179.4               -          638.0
                                         --------       --------        --------       --------

Total liabilities and equity             $3,134.8       $  123.5        $ (364.9)      $2,893.4
                                         ========       ========        ========       ========

--------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC. AND AFFILIATES
PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
FOR THE PERIOD ENDING JUNE 30, 1997

(In millions)                                          Pro Forma Adjustments
------------------------------------------------------------------------------------------------
                                                        Sale             Other
                                     As Reported    Adjustments(a)     Adjustments   Pro Forma
------------------------------------------------------------------------------------------------

Net sales                              $1,935.1       $      -          $      -     $1,935.1
Cost of goods sold                      1,289.1                                       1,289.1
                                       --------       --------          --------     --------

Gross profit margin                       646.0              -                 -        646.0

Distribution expense                       95.7                                          95.7
Marketing expense                         346.6                                         346.6
General & administrative expense          143.8                             10.0(c)     153.8
                                       --------       --------          --------     --------

Operating income                           59.9              -             (10.0)        49.9

Interest expense                           48.4                            (14.0)(b)     34.4
Other (income)                            (20.1)                            (0.1)(d)    (20.2)
                                       --------       --------          --------     --------

Income from continuing operations
  before income taxes                      31.6              -               4.1         35.7
Income tax expense                         14.3                              1.6         15.9
                                       --------       --------          --------     --------

Income from continuing operations      $   17.3       $      -          $    2.5     $   19.8
                                       ========       ========          ========     ========

------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

BORDEN, INC. AND AFFILIATES
PRO FORMA CONDENSED COMBINED INCOME STATEMENT (UNAUDITED)
FOR THE PERIOD ENDING DECEMBER 31, 1996

(In millions)                                          Pro Forma Adjustments
------------------------------------------------------------------------------------------------
                                                        Sale             Other
                                     As Reported    Adjustments(a)     Adjustments     Pro Forma
------------------------------------------------------------------------------------------------

Net sales                              $5,765.1       $ (910.9)       $      -          $4,854.2
Cost of goods sold                      3,933.8         (696.0)                          3,237.8
                                       --------       --------        --------          --------

Gross profit margin                     1,831.3         (214.9)              -           1,616.4

Distribution expense                      354.9         (103.9)                            251.0
Marketing expense                         990.3          (59.3)                            931.0
General & administrative expense          282.2          (23.8)           10.0(c)          268.4
Gain on divestiture                       (55.9)                                           (55.9)
                                       --------       --------        --------          --------

Operating income                          259.8          (27.9)          (10.0)            221.9

Interest expense                          116.4                          (27.4)(b)          89.0
Other expense (income)                    (13.3)           0.4            (0.4)(d)         (13.3)
                                       --------       --------        --------          --------

Income from continuing operations
  before income taxes                     156.7          (28.3)           17.8             146.2
Income tax expense                         74.8          (11.2)            6.9              70.5
                                       --------       --------        --------          --------

Income from continuing operations      $   81.9       $  (17.1)       $   10.9          $   75.7
                                       ========       ========        ========          ========


------------------------------------------------------------------------------------------------
See notes to pro forma financial statements

Notes to Pro Forma Financial Statements
---------------------------------------



a) Reflects the elimination of the Dairy business and the receipt of $435 million of proceeds net of a $40 million deposit received in May 1997, $16.6 million of compensation expense paid on the settlement of stock options, $5.3 million of proceeds attributable to the minority shareholders and other closing costs. The June 30, 1997 income statements already classify Dairy as a discontinued operation.

b) Reflects the repayment of long-term debt with cash proceeds from the Transaction and the associated interest savings. The weighted average interest rate used to compute the interest savings was 7.7% for the six months ended June 30, 1997 and 7.5% for the twelve months ended December 31, 1996.

c) Reflects the Company's partial settlement loss that was not recognized in the gain calculation.

d) Reflects the elimination of minority interest in the results of the Dairy business.